As filed with the Securities and Exchange Commission on March 1, 2000
                                                       Registration No. 33-45758
                                                               File No. 811-6566

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933                        [X]

                           Pre-Effective Amendment No.                       [ ]
                        Post-Effective Amendment No. 12                      [X]

                                    and/or

                            REGISTRATION STATEMENT
                                     Under
                       THE INVESTMENT COMPANY ACT OF 1940                    [X]

                                Amendment No. 13                             [X]

                       (Check appropriate box or boxes.)


                                 -------------

               Phoenix-Goodwin Multi-Sector Short Term Bond Fund
              (Exact Name of Registrant as Specified in Charter)

                                 -------------


               101 Munson Street, Greenfield, Massachusetts        01301
                 (Address of Principal Executive Offices)       (Zip Code)

         c/o Phoenix Equity Planning Corporation--Shareholder Services
                                (800) 243-1574
              (Registrant's Telephone Number including Area Code)

                                -------------


                              Pamela S. Sinofsky
                Assistant Vice President and Assistant Counsel
                       Phoenix Investment Partners, Ltd.
                              56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)


                                -------------

It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)
[X] on February 28, 2000 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on      pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on      pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND


                  Cross Reference Sheet Pursuant to Rule 495

                                    PART A


Item Number Form N-1A, Part A                                            Prospectus Caption
-----------------------------                                            ------------------
  1.     Front and Back Cover Pages ..................................   Cover Page, Back Cover Page

  2.     Risk/Return Summary: Investments, Risk Performance ..........   Investment Risk and Return Summary

  3.     Risk/Return Summary: Fee Table ..............................   Fund Expenses

  4.     Investment Objectives, Principal Investment Strategies          Investment Risk and Return Summary
         and Related Risks ...........................................

  5.     Management's Discussion of Fund Performance .................   Performance Tables

  6.     Management, Organization, and Capital Structure .............   Management of the Fund

  7.     Shareholder Information .....................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                         How to Buy Shares; How to Sell Shares; Things to
                                                                         Know When Selling Shares; Account Policies; Investor
                                                                         Services; Tax Status

  8.     Distribution Arrangements ...................................   Sales Charges

  9.     Financial Highlight Information .............................   Financial Highlights


                                    PART B

Item Number Form N-1A, Part B                                            Statement of Additional Information Caption
-----------------------------                                            -------------------------------------------
10.     Cover Page and Table of Contents .............................   Cover Page, Table of Contents

11.     Fund History .................................................   The Fund

12.     Description of the Fund and Its Investment Risks .............   Investment Objectives and Policies; Investment
                                                                         Restrictions

13.     Management of the Fund .......................................   Management of the Fund

14.     Control Persons and Principal Holders of Securities ..........   Management of the Fund

15.     Investment Advisory and Other Services .......................   Services of the Adviser, The Distributor; Distribution
                                                                         Plans; Other Information

16.     Brokerage Allocation and Other Practices .....................   Portfolio Transactions and Brokerage

17.     Capital Stock and Other Securities ...........................   Other Information

18.     Purchase, Redemption, and Pricing of Shares ..................   Net Asset Value; How to Buy Shares; Investor Account
                                                                         Services; Redemption of Shares; Tax Sheltered
                                                                         Retirement Plans

19.     Taxation of the Fund .........................................   Dividends, Distributions and Taxes

20.     Underwriters .................................................   The Distributor

21.     Calculation of Performance Data ..............................   Performance Information

22.     Financial Statements .........................................   Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this registration statement.

Phoenix Investment Partners

Prospectus

                                                               February 28, 2000

Goodwin


Phoenix-Goodwin
Multi-Sector Fixed Income Fund

Phoenix-Goodwin
Multi-Sector Short Term Bond Fund



[Graphic: Logo; PHOENIX
                INVESTMENT PARTNERS]


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This prospectus contains important information that you should know before investing in the Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. and the Phoenix-Goodwin Short Term Bond Fund. Please read it carefully and retain it for future reference.

                              Table of Contents
-----------------------------------------------


  Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

   Investment Risk and Return Summary .................  1

   Fund Expenses ......................................  5

  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

   Investment Risk and Return Summary .................  7

   Fund Expenses ...................................... 11

  Additional Investment Techniques .................... 13

  Management of the Funds ............................. 15

  Pricing of Fund Shares .............................. 16

  Sales Charges ....................................... 17

  Your Account ........................................ 20

  How to Buy Shares ................................... 21

  How to Sell Shares .................................. 22

  Things You Should Know When Selling Shares .......... 22

  Account Policies .................................... 24

  Investor Services ................................... 25
2EX-
  Tax Status of Distributions ......................... 25

  Financial Highlights ................................ 26

  Additional Information .............................. 32


> Multi-
  Sector
  Funds

               Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

               Investment Risk and Return Summary
-------------------------------------------------


               Investment Objective


               Phoenix-Goodwin Multi-Sector Fixed Income Fund has a primary objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               > Under normal circumstances, the fund invests at least 65% of its total assets in the following sectors of fixed income securities:

                    o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

                    o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

                    o Investment grade securities, including short term securities; and

                    o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds"), up to a limit of 50% of fund assets.

               > Except for the limitation on "junk bonds," the fund may invest any amount of its assets in any of these sectors or may not invest in a sector at all.

               > Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investments in the "sectors" described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

               > Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the fund's exposure to interest rate risk is less than that of a fund that attempts to predict future interest rate changes. On January 31, 2000 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.94 years.



                          Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 1

               > Fixed income securities considered for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to reduce the portfolio's exposure to interest rate risk. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On January 31, 2000 the maturity of the Lehman Brothers Aggregate Bond Index was 8.84 years.

               > The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

               Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the adviser, at its discretion, may invest part or all of the fund's assets in cash or cash equivalents. When this happens, the fund may not achieve its investment objective.

               Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.

               General

               The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

               Interest Rate Risk

               The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

               Credit Risk

               Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due.



2 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

               U.S. Government Obligations

               Obligations issued or guaranteed by the U.S. Government and its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. They do not guarantee that the value of fund shares will increase.

               CMOs, REMICs and Other Pass-Through Securities

               The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

               Foreign Investing

               Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in currency exchange rates.

               Emerging Market Investing

               Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

               High Yield-High Risk Fixed Income Securities

               High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

               Long-Term Maturities

               Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.



                          Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 3

               Performance Tables


               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Phoenix-Goodwin Multi-Sector Fixed Income Fund

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
5.29%     28.25%    12.06%    15.56%    -6.71%    19.18%    13.55%    8.99%     -6.87%    8.22%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 9.95% (quarter ending June 30, 1995) and the lowest return for a quarter was (11.70)% (quarter ending September 30, 1998).



------------------------------------------------------------------------------------------------------------------
                                                                                           Life of the Fund(2)
                                                                                       ---------------------------
  Average Annual Total Returns               One Year     Five Years     Ten Years     Class B         Class C
  (for the periods ending 12/31/99)(1)
------------------------------------------------------------------------------------------------------------------

  Class A Shares                              3.08%       7.32%          8.79%             --               --
------------------------------------------------------------------------------------------------------------------
  Class B Shares                              3.43%       7.56%           N/A            6.80%              --
------------------------------------------------------------------------------------------------------------------
  Class C Shares                              7.37%        N/A            N/A              --            (1.43)%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond             (0.83)%      7.73%          7.70%           6.54%(4)         4.22%(5)
  Index(3)
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.


(2) Class B Shares since January 3, 1992, and Class C Shares since October 14, 1997.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes. The index's performance does not include sales charges.

(4) Index performance since December 31, 1991.

(5) Index performance since October 31, 1997.



4 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

               Fund Expenses
----------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                           Class A      Class B       Class C
                                                                           Shares       Shares        Shares
                                                                           ------       ------        ------
    Shareholder Fees (fees paid directly from your investment)

    Maximum Sales Charge (load) Imposed on Purchases (as a
    percentage of offering price)                                          4.75%         None          None

    Maximum Deferred Sales Charge (load) (as a percentage of the lesser     None        5%(a)         1%(b)
    of the value redeemed or the amount invested)

    Maximum Sales Charge (load) Imposed on Reinvested Dividends             None         None          None

    Redemption Fee                                                          None         None          None

    Exchange Fee                                                            None         None          None
                                                                         -------------------------------------
                                                                           Class A      Class B       Class C
                                                                           Shares       Shares        Shares
                                                                           ------       ------        ------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)

    Management Fees                                                        0.55%        0.55%         0.55%

    Distribution and Service (12b-1) Fees(c)                               0.25%        1.00%         1.00%

    Other Expenses                                                         0.34%        0.34%         0.34%
                                                                           -----        -----         -----
    Total Annual Fund Operating Expenses                                   1.14%        1.89%         1.89%
                                                                           =====        =====         =====


               ----------------
               (a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


               (b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

               (c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------
  Class     1 year   3 years   5 years   10 years
--------------------------------------------------
  Class A   $586     $820      $1,073    $1,795
--------------------------------------------------
  Class B   $592     $794      $1,021    $2,016
--------------------------------------------------
  Class C   $292     $594      $1,021    $2,212
--------------------------------------------------



                          Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 5

               You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------
  Class     1 year   3 years   5 years   10 years
--------------------------------------------------
  Class B   $192     $594      $1,021    $2,016
--------------------------------------------------
  Class C   $192     $594      $1,021    $2,212
--------------------------------------------------




6 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.

               Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Investment Risk and Return Summary
-------------------------------------------------


               Investment Objective


               Phoenix-Goodwin Multi-Sector Short Term Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

               Principal Investment Strategies

               > Under normal circumstances, the fund invests at least 65% of its assets in investment grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation ("S&P") or Duff & Phelps Credit Rating Company ("D&P") or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.

               > The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:

                    o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

                    o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, up to a limit of 35% of fund assets;

                    o    Investment grade securities; and

                    o High yield-high risk securities, up to a limit of 35% of fund assets.

               > The fund may invest in any of these sectors up to prescribed limitations, if any, or may not invest in a sector at all.

               > Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in the "sectors" described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

               > Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater



                             Phoenix-Goodwin Multi-Sector Short Term Bond Fund 7
                    the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the adviser believes that the fund's exposure to interest rate risk is less than that of a fund that attempts to predict future interest rate changes. On January 31, 2000 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 1.83 years.

               > The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

               Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

               Principal Risks

               If you invest in this fund, you risk that you may lose your investment.

               General

               The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

               Interest Rate Risk

               The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

               Credit Risk

               Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due.

               U.S. Government Obligations

               Obligations issued or guaranteed by the U.S. Government and its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. They do not guarantee that the value of fund shares will increase.



8 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               CMOs, REMICs and Other Pass-Through Securities

               The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

               Foreign Investing

               Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate.

               Emerging Market Investing

               Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

               High Yield-High Risk Fixed Income Securities

               High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.



                             Phoenix-Goodwin Multi-Sector Short Term Bond Fund 9

               Performance Tables


               The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


[Bar chart data]

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

1993      1994      1995      1996      1997      1998      1999
8.95%     -1.86%    13.64%    11.30%    9.49%     1.30%     4.49%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.38% (quarter ending June 30, 1995) and the lowest return for a quarter was (5.50)% (quarter ending September 30, 1998).



---------------------------------------------------------------------------------------------------------
                                                                               Life of the Fund(2)
                                                                       ----------------------------------
  Average Annual Total Returns            One Year     Five Years      Class A       Class B    Class C
  (for the periods ending 12/31/99)(1)
---------------------------------------------------------------------------------------------------------

  Class A Shares                          2.14%        7.46%            6.03%           --         --
---------------------------------------------------------------------------------------------------------
  Class B Shares                          2.52%        7.36%              --          5.78%        --
---------------------------------------------------------------------------------------------------------
  Class C Shares                          4.23%        N/A                --            --       2.56%
---------------------------------------------------------------------------------------------------------
  Merrill Lynch Medium Quality Corporate
  Short-Term Bond Index(3)                4.01%        7.12%            6.33%(4)      6.33%(4)   5.64%
---------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.

(2) Class A and Class B Shares since July 6, 1992 and Class C Shares since October 1, 1997.


(3) The Merrill Lynch Medium Quality Corporate Short-Term Bond Index is an unmanaged but commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. The index's performance does not reflect sales charges.

(4) Index performance since June 30, 1992.



10 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Fund Expenses
----------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                Class A        Class B        Class C
                                                                Shares         Shares         Shares
                                                                ------         ------         ------
    Shareholder Fees (fees paid directly from your
    investment)

    Maximum Sales Charge (load) Imposed on Purchases (as a
    percentage of offering price)                               2.25%            None           None

    Maximum Deferred Sales Charge (load) (as a percentage of     None           2%(b)           None
    the lesser of the value redeemed or the amount invested)

    Maximum Sales Charge (load) Imposed on Reinvested

    Dividends                                                    None            None           None

    Redemption Fee                                               None            None           None

    Exchange Fee                                                 None            None           None
                                                             ------------------------------------------
                                                                Class A        Class B        Class C
                                                                Shares         Shares         Shares
                                                                ------         ------         ------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)

    Management Fees                                             0.55%           0.55%          0.55%

    Distribution and Service (12b-1) Fees(c)                    0.25%           0.75%          0.50%

    Other Expenses                                              0.68%           0.68%          0.68%
                                                                -----           -----          -----
    Total Annual Fund Operating Expenses(a)                     1.48%           1.98%          1.73%
                                                                =====           =====          =====


               ----------------

               (a) The fund's investment adviser has agreed to reimburse through February 28, 2001 the Phoenix-Goodwin Multi-Sector Short Term Bond Fund's operating expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.20% for each class of shares. Total Annual Operating Expenses for the fund, after expense reimbursement, are: 1.00% for Class A Shares, 1.50% for Class B Shares, and 1.25% for Class C Shares.


               (b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

               (c) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            Phoenix-Goodwin Multi-Sector Short Term Bond Fund 11

-------------------------------------------------
  Class     1 year   3 years   5 years   10 years
-------------------------------------------------
  Class A   $372     $681      $1,013    $1,950
-------------------------------------------------
  Class B   $351     $622      $1,069    $2,053
-------------------------------------------------
  Class C   $176     $544      $  937    $2,038
-------------------------------------------------


               You would pay the following expenses if you did not redeem your shares:


-------------------------------------------------
  Class     1 year   3 years   5 years   10 years
-------------------------------------------------
  Class B   $201     $622      $1,069    $2,053
-------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



12 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Additional Investment Techniques
-----------------------------------------------

               In addition to the Principal Investment Strategies and Risks, each of the funds may engage in the following investment techniques as indicated below:

               Investment Grade Securities

               Investment grades securities of U.S. issuers in which the funds may invest are all types of long- or short-term debt obligations. In addition to the securities mentioned in the Principal Strategies section, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

               Municipal Securities

               The funds may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.

               Unrated Securities

               The funds may invest in unrated securities. Unrated securities may not be lower in quality then rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

               Borrowing

               Each fund may borrow from banks in amounts up to one third the value of its net assets for emergency and extraordinary purposes. Interest on money borrowed is an expense of the fund. Because such expense would not have otherwise been incurred, the net investment income of the fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. The funds do not intend to borrow more than 10% of assets.

               Zero Coupon, Step Coupon and PIK Bonds

               The Multi-Sector Fixed Income Fund may invest up to 15% of its assets in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.



                            Phoenix-Goodwin Multi-Sector Short Term Bond Fund 13

               When-Issued and Delayed-Delivery Securities

               The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

               Repurchase Agreements

               The funds may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents a risk to the fund.

               Illiquid Securities

               Each fund may invest up to 15% of its net assets in illiquid securities. The inability of the funds to dispose of such securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the funds.

               Options, Derivatives and Other Hedging Transactions

               The Multi-Sector Fixed Income Fund may write and purchase options, including over the counter options, foreign currency exchange transactions involving interest rate futures contracts and options thereon. The Multi-Sector Short Term Bond Fund may enter into various hedging transactions, such as interest rate swaps and the purchase and sale of interest rate collars, caps and floors. Futures and options involve market risk in excess of their value and may not be as liquid as other securities. Derivatives purchased for hedging transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected.

               The adviser may buy other types of securities or employ other portfolio management techniques on behalf of each fund. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



14 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Management of the Funds
--------------------------------------


               The Adviser


               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of December 31, 1999, Phoenix had $25.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the funds' Board of Directors/Trustees, Phoenix is responsible for managing the funds' investment programs and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


--------------------------------------------------------------------------------------------------------------
                                        1st billion       $1+ billion through $2 billion        $2+ billion
--------------------------------------------------------------------------------------------------------------
  Multi-Sector Fixed Income Fund           0.55%                     0.50%                          0.45%
--------------------------------------------------------------------------------------------------------------
  Multi-Sector Short Term Bond Fund        0.55%                     0.50%                          0.45%
--------------------------------------------------------------------------------------------------------------


               Phoenix has voluntarily agreed to assume operating expenses of the Multi-Sector Short Term Bond Fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until February 28, 2001, to the extent that such expenses exceed 0.20% of the average annual net asset values for the fund.

               During the last fiscal year, the Multi-Sector Fixed Income Fund paid total management fees of $1,437,307; the Multi-Sector Short Term Bond Fund paid total management fees of $283,982. The ratio of management fees to average net assets for the fiscal year ended October 31, 1999 was 0.55% for the Multi-Sector Fixed Income Fund and 0.55% for the Multi-Sector Short Term Bond Fund.


               Portfolio Management


               David L. Albrycht is portfolio manager of the funds, and as such, is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Albrycht co-managed the Multi-Sector Fixed Income Fund since March 1994, and assumed full management of that fund in April 1995. He has been portfolio manager of the Multi-Sector Short Term Bond Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Home Life Mutual Insurance Company, an affiliate of Phoenix, from 1989 through 1995.



                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 15 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Pricing of Fund Shares
-------------------------------------


               How is the Share Price determined?


               Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:


                    o adding the values of all securities and other assets of the fund,

                    o    subtracting liabilities, and

                    o dividing by the total number of outstanding shares of the fund.


               Asset Value: Each fund's investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Directors/ Trustees have determined approximates market value.



               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

               The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.



16 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.
   Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               At what price are shares purchased?


               All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.



               Sales Charges
----------------------------

               What are the classes and how do they differ?


               Each fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). Each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


               What arrangement is best for you?


               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


               Class A Shares. If you purchase Class A Shares of the Multi-Sector Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Multi-Sector Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Multi-Sector Fixed Income Fund within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Multi-Sector Short Term Bond Fund within the first 3 years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. These charges decline to 0% over a period of 5 years for the Multi-Sector Fixed Income Fund and a period of


                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 17 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               3 years for the Multi-Sector Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00% for the Multi-Sector Fixed Income Fund and 0.75% for the Multi-Sector Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares 8 years after purchase for the Multi-Sector Fixed Income Fund and 6 years after purchase for the Multi-Sector Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Multi-Sector Fixed Income Fund within the first year after they are purchased, you will pay a sales charge of 1%. You will not pay any sales charges on Class C Shares of the Multi-Sector Short Term Bond Fund when you sell them. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares of the Multi-Sector Fixed Income Fund have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares of the Multi-Sector Short Term Bond Fund have lower distribution and service fees and pay higher dividends than Class C Shares. Class C Shares do not convert to any other class of shares of the fund.

               Initial Sales Charge Alternative--Class A Shares


               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Initial Sales
               Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


               Sales Charge you may pay to purchase Class A Shares

                                           Sales Charge as
  Multi-Sector Fixed Income Fund           a percentage of
                                       ------------------------
  Amount of                                             Net
  Transaction                          Offering        Amount
  at Offering Price                      Price        Invested
--------------------------------------------------------------
  Under $50,000                         4.75%          4.99%
  $50,000 but under $100,000            4.50           4.71
  $100,000 but under $250,000           3.50           3.63
  $250,000 but under $500,000           3.00           3.09
  $500,000 but under $1,000,000         2.00           2.04
  $1,000,000 or more                    None           None


18 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.
   Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                              Sales Charge as
  Multi-Sector Short Term Bond Fund           a percentage of
                                          ------------------------
  Amount of                                                Net
  Transaction                             Offering        Amount
  at Offering Price                         Price        Invested
-----------------------------------------------------------------
  Under $50,000                            2.25%          2.30%
  $50,000 but under $100,000               1.25           1.27
  $100,000 but under $500,000              1.00           1.01
  $500,000 but under $1,000,000            0.75           0.76
  $1,000,000 or more                       None           None


               Deferred Sales Charge Alternative--Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. Class C Shares of the Multi-Sector Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

               Deferred Sales Charge you may pay to sell Class B Shares

               Multi-Sector Fixed Income Fund

                Year   1    2    3    4    5    6+
               ----------------------------------------------------------------
               CDSC    5%   4%   3%   2%   2%   0%

               Multi-Sector Short Term Bond Fund

                Year   1    2    3    4+
               ----------------------------------------------------------------
               CDSC    2%   1.5% 1%   0%

               Deferred Sales Charge you may pay to sell Class C Shares

               Multi-Sector Fixed Income Fund

                Year   1    2+
               ----------------------------------------------------------------
               CDSC    1%    0%

               You will not pay any deferred sales charge to sell Class C Shares of the Multi-Sector Short Term Bond Fund.


                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 19 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Your Account
-----------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

               Step 1.

               Your first choice will be the initial amount you intend to invest.

               Minimum initial investments:

                    o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

                    o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                    o    $500 for all other accounts.

               Minimum additional investments:

                    o    $25 for any account.

                    o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

               Step 2.


               Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.



20 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.
   Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:


                    o Receive both dividends and capital gain distributions in additional shares;

                    o Receive dividends in additional shares and capital gain distributions in cash;

                    o Receive dividends in cash and capital gain distributions in additional shares; or

                    o Receive both dividends and capital gain distributions in cash.


               No interest will be paid on uncashed distribution checks.



               How To Buy Shares
--------------------------------



---------------------------------------------------------------------------------------------------------
                               To Open An Account
---------------------------------------------------------------------------------------------------------
                               Contact your advisor. Some advisors may charge a fee and may set
  Through a financial advisor  different minimum investments or limitations on buying shares.
---------------------------------------------------------------------------------------------------------
                               Complete a New Account Application and send it with a check payable
  Through the mail             to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                               MA 02266-8301.
---------------------------------------------------------------------------------------------------------
                               Complete a New Account Application and send it with a check payable
  Through express delivery     to the fund. Send them to: Boston Financial Data Services, Attn:
                               Phoenix Funds, 66 Brooks Drive, Braintree, MA 02184.
---------------------------------------------------------------------------------------------------------
  By Federal Funds wire        Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------
                               Complete the appropriate section on the application and send it with your
  By Investo-Matic             initial investment payable to the fund. Mail them to: State Street Bank,
                               P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------------
  By telephone exchange        Call us at (800) 243-1574 (press 1, then 0).
---------------------------------------------------------------------------------------------------------



                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 21 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               How to Sell Shares
---------------------------------


               You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



-----------------------------------------------------------------------------------------------------
                               To Sell Shares
-----------------------------------------------------------------------------------------------------
                               Contact your advisor. Some advisors may charge a fee and may set
  Through a financial advisor  different minimums on redemptions of accounts.
-----------------------------------------------------------------------------------------------------
                               Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
  Through the mail             02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------
                               Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
  Through express delivery     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.
-----------------------------------------------------------------------------------------------------
                               For sales up to $50,000, requests can be made by calling
  By telephone                 (800) 243-1574.
-----------------------------------------------------------------------------------------------------
  By telephone exchange        Call us at (800) 243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------
                               If you selected the checkwriting feature, you may write checks for
  By check                     amounts of $500 or more. Checks may not be used to close an account.
-----------------------------------------------------------------------------------------------------



               Things You Should Know When Selling Shares
---------------------------------------------------------


               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserve the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial



22 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.
   Phoenix-Goodwin Multi-Sector Short Term Bond Fund
               advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


               Redemptions by Mail

               > If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                    Send a clear letter of instructions if all of these apply:

                    o    The proceeds do not exceed $50,000.

                    o The proceeds are payable to the registered owner at the address on record.

                    Send a clear letter of instructions with a signature guarantee when any of these apply:

                    o    You are selling more than $50,000 worth of shares.

                    o The name or address on the account has changed within the last 60 days.

                    o You want the proceeds to go to a different name or address than on the account.

               > If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


               If required, the signature on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 23 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Account Policies
-------------------------------

               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

                    o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                    o Exchanges may be made by phone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                    o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                    o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


                    o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.


               Retirement Plans


               Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



24 Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.
   Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Investor Services
--------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


               Tax Status of Distributions
------------------------------------------


               Distributions from net investment income will be declared daily and paid monthly. The funds will distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                         Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. 25 Phoenix-Goodwin Multi-Sector Short Term Bond Fund

               Financial Highlights
-----------------------------------


               This table is intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the funds' most recent Annual Report, which is available upon request.

               Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.



                                                                                    Class A
                                                 --------------------------------------------------------------------------------
                                                                            Year Ended October 31,
                                                                            ----------------------
                                                   1999               1998            1997              1996          1995
                                                   ----               ----            ----              ----          ----
Net asset value, beginning of period               $11.20             $13.50          $13.27            $12.56        $11.94
Income from investment operations:
  Net investment income (loss)                       0.96               1.07            1.03              0.94          0.96
  Net realized and unrealized gain (loss)           (0.30)             (1.88)           0.18              0.72          0.61
                                                 --------           --------        --------          --------      --------
    Total from investment operations                 0.66              (0.81)           1.21              1.66          1.57
                                                 --------           --------        --------          --------      --------
Less distributions:
  Dividends from net investment income              (1.00)             (1.07)          (0.98)            (0.95)        (0.95)
  Dividends from net realized gains                    --              (0.36)             --                --            --
  In excess of net investment income                (0.01)                --              --                --            --
  In excess of net realized gains                      --              (0.06)             --                --            --
                                                 --------           --------        --------          --------      --------
    Total distributions                             (1.01)             (1.49)          (0.98)            (0.95)        (0.95)
                                                 --------           --------        --------          --------      --------
Change in net asset value                           (0.35)             (2.30)           0.23              0.71          0.62
                                                 --------           --------        --------          --------      --------
Net asset value, end of period                     $10.85             $11.20          $13.50            $13.27        $12.56
                                                 ========           ========        ========          ========      ========
Total return(1)                                      5.97%             (6.86)%          9.22%            13.75%        13.83%
Ratios/supplemental data:
Net assets, end of period (thousands)            $125,931           $156,317        $191,486          $169,664      $168,875
Ratio to average net assets of:
   Operating expenses                                1.14%(3)           1.08%           1.04%(2)          1.07%         1.10%
   Net investment income                             8.59%              8.17%           7.28%             7.56%         8.10%
Portfolio turnover                                    133%               157%            295%              255%          201%


               ----------------

               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.13%.

-----------------------------------------------


               Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.



                                                                                    Class B
                                              -----------------------------------------------------------------------------------
                                                                            Year Ended October 31,
                                                                            ----------------------
                                                    1999              1998            1997              1996          1995
                                                    ----              ----            ----              ----          ----
Net asset value, beginning of period               $11.18             $13.48          $13.25            $12.54        $11.93
Income from investment operations:
  Net investment income (loss)                       0.87               0.96            0.92              0.85          0.86
  Net realized and unrealized gain (loss)           (0.29)             (1.87)           0.18              0.71          0.61
                                                  -------           --------        --------          --------      --------
    Total from investment operations                 0.58              (0.91)           1.10              1.56          1.47
                                                  -------           --------        --------          --------      --------
Less distributions:
  Dividends from net investment income              (0.91)             (0.97)          (0.87)            (0.85)        (0.86)
  Dividends from net realized gains                    --              (0.36)             --                --            --
  In excess of net investment income                (0.01)                --              --                --            --
  In excess of net realized gains                      --              (0.06)             --                --            --
                                                  -------           --------        --------          --------      --------
    Total distributions                             (0.92)             (1.39)          (0.87)            (0.85)        (0.86)
                                                  -------           --------        --------          --------      --------
Change in net asset value                           (0.34)             (2.30)           0.23              0.71          0.61
                                                  -------           --------        --------          --------      --------
Net asset value, end of period                     $10.84              $11.18         $13.48            $13.25        $12.54
                                                  =======           ========        ========          ========      ========
Total return(1)                                      5.15%             (7.51)%          8.42%            12.84%        12.96%
Ratios/supplemental data:
Net assets, end of period (thousands)             $92,725           $124,075        $154,989          $142,869      $144,020
Ratio to average net assets of:
   Operating expenses                                1.89%(3)          1.84%            1.79%(2)          1.82%         1.85%
   Net investment income                             7.83%             7.36%            6.52%             6.80%         7.30%
Portfolio turnover                                    133%              157%             295%              255%          201%



               ----------------
               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.88%.

-----------------------------------------------

               Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc.



                                                                       Class C
                                              ----------------------------------------------------------
                                                                                   From
                                                  Year Ended October 31,         Inception
                                                  ----------------------        10/14/97 to
                                                    1999             1998         10/31/97
                                                    ----             ----        --------
Net asset value, beginning of period               $11.21           $13.48         $14.22
                                                   ------           ------         ------
Income from investment operations:
  Net investment income (loss)                       0.88             0.97           0.04
  Net realized and unrealized gain (loss)           (0.30)           (1.85)         (0.74)
                                                   ------           ------         ------
    Total from investment operations                 0.58            (0.88)         (0.70)
                                                   ------           ------         ------
Less distributions:
  Dividends from net investment income              (0.91)           (0.97)         (0.04)
  Dividends from net realized gains                    --            (0.36)            --
  In excess of net investment income                (0.01)              --             --
  In excess of net realized gains                      --            (0.06)            --
                                                   ------           ------         ------
    Total distributions                             (0.92)           (1.39)         (0.04)
                                                   ------           ------         ------
Change in net asset value                           (0.34)           (2.27)         (0.74)
                                                   ------           ------         ------
Net asset value, end of period                     $10.87           $11.21         $13.48
                                                   ======           ======         ======
Total return(1)                                      5.23%           (7.36)%        (5.00)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)              $7,145           $5,937           $284
Ratio to average net assets of:
   Operating expenses                                1.89%(5)         1.88%          1.62%(2)(4)
   Net investment income                             7.83%            7.46%          4.75%(4)
Portfolio turnover                                    133%             157%           295%(3)



               ----------------
               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (3)  Not annualized
               (4)  Annualized
               (5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.88%.

-----------------------------------------------


               Phoenix-Goodwin Multi-Sector Short Term Bond Fund



                                                                                Class A
                                            --------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                                                         ----------------------
                                                 1999           1998            1997            1996            1995
                                                 ----           ----            ----            ----            ----
Net asset value, beginning of period              $4.66          $5.06           $4.91           $4.74          $ 4.61
Income from investment operations:
  Net investment income (loss)                     0.33(2)        0.34(2)         0.34(2)         0.33(2)         0.33(2)
  Net realized and unrealized gain (loss)         (0.08)         (0.29)           0.14            0.17            0.13
                                                -------        -------         -------         -------          ------
    Total from investment operations               0.25           0.05            0.48            0.50            0.46
                                                -------        -------         -------         -------          ------
Less distributions:
  Dividends from net investment income            (0.34)         (0.34)          (0.33)          (0.33)          (0.33)
  Dividends from net realized gains                  --          (0.11)             --              --              --
  In excess of net investment income               0.00 (4)         --              --              --              --
                                                -------        -------         -------         -------          ------
    Total distributions                           (0.34)         (0.45)          (0.33)          (0.33)          (0.33)
                                                -------        -------         -------         -------          ------
Change in net asset value                         (0.09)         (0.40)           0.15            0.17            0.13
                                                -------        -------         -------         -------          ------
Net asset value, end of period                    $4.57          $4.66           $5.06           $4.91          $ 4.74
                                                =======        =======         =======         =======          =======
Total return(1)                                    5.57%          0.85%          10.08%          10.91%          10.27%
Ratios/supplemental data:
Net assets, end of period (thousands)           $26,071        $33,212         $28,557         $13,702          $9,303
Ratio to average net assets of:
   Operating expenses                              1.00%(3)       1.00%           1.00%           1.00%           1.00%
   Net investment income                           7.21%          6.90%           6.54%           6.88%           7.07%
Portfolio turnover                                  122%           126%            246%            232%            344%



               ----------------
               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
               (3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (4)  Amount is less than $0.01.

---------------------------------------------


               Phoenix-Goodwin Multi-Sector Short Term Bond Fund



                                                                                Class B
                                            --------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                            --------------------------------------------------------------------------------
                                                 1999           1998            1997             1996            1995
                                                 ----           ----            ----             ----            ----
Net asset value, beginning of period              $4.65          $5.06         $  4.91           $4.74           $4.61
                                                -------        -------         -------          ------          ------
Income from investment operations:
  Net investment income (loss)                     0.31(2)        0.31(2)         0.31(2)         0.31(2)         0.30(2)
  Net realized and unrealized gain (loss)         (0.08)         (0.29)           0.15            0.17            0.13
                                                -------        -------         -------          ------          ------
    Total from investment operations               0.23           0.02            0.46            0.48            0.43
                                                -------        -------         -------          ------          ------
Less distributions:
  Dividends from net investment income            (0.32)         (0.32)          (0.31)          (0.31)          (0.30)
  Dividends from net realized gains                  --          (0.11)             --              --              --
  In excess of net investment income               0.00(4)          --              --              --              --
                                                -------        -------         -------          ------          ------
    Total distributions                           (0.32)         (0.43)          (0.31)          (0.31)          (0.30)
                                                -------        -------         -------          ------          ------
Change in net asset value                         (0.09)         (0.41)           0.15            0.17            0.13
                                                -------        -------         -------          ------          ------
Net asset value, end of period                    $4.56          $4.65           $5.06           $4.91           $4.74
                                                =======        =======         =======          ======          ======
Total return(1)                                    5.04%          0.12%           9.51%          10.36%           9.71%
Ratios/supplemental data:
Net assets, end of period (thousands)           $10,957        $12,225         $10,318          $5,943          $4,659
Ratio to average net assets of:
   Operating expenses                              1.50%(3)       1.50%           1.50%           1.50%           1.50%
   Net investment income                           6.70%          6.44%           6.05%           6.38%           6.59%
Portfolio turnover                                  122%           126%            246%            232%            344%



               ----------------
               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
               (3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (4)  Amount is less than $0.01.

-----------------------------------------------


               Phoenix-Goodwin Multi-Sector Short Term Bond Fund



                                                                      Class C
                                              --------------------------------------------------------
                                                                                    From
                                                   Year Ended October 31,         Inception
                                              ---------------------------------  10/1/97 to
                                                    1999             1998        10/31/97
                                                    ----             ----        --------
Net asset value, beginning of period                $4.66            $5.06          $5.15
                                                   ------          -------          -----
Income from investment operations:
  Net investment income (loss)                       0.33(2)          0.34(2)        0.03(2)
  Net realized and unrealized gain (loss)           (0.10)           (0.30)         (0.09)
                                                   ------          -------          -----
    Total from investment operations                 0.23             0.04          (0.06)
                                                   ------          -------          -----
Less distributions:
  Dividends from net investment income              (0.33)           (0.33)         (0.03)
  Dividends from net realized gains                    --            (0.11)            --
  In excess of net investment income                 0.00(6)            --             --
                                                   ------          -------          -----
    Total distributions                             (0.33)           (0.44)         (0.03)
                                                   ------          -------          -----
Change in net asset value                           (0.10)           (0.40)         (0.09)
                                                   ------          -------          -----
Net asset value, end of period                      $4.56            $4.66          $5.06
                                                   ======          =======          =====
Total return(1)                                      5.07%            0.59%         (1.30)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)              $9,025          $10,665           $575
Ratio to average net assets of:
   Operating expenses                                1.25%(5)         1.25%          1.25%(3)
   Net investment income                             6.95%            6.70%          5.51%(3)
Portfolio turnover                                    122%             126%           246%(4)



               ----------------
               (1) Maximum sales charges are not reflected in the total return calculation.
               (2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03 and $0.04, respectively.
               (3)  Annualized
               (4)  Not annualized
               (5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
               (6)  Amount is less than $0.01.

               Additional Information
-------------------------------------

     Statement of Additional Information


     Each fund has filed a Statement of Additional Information about the fund dated February 28, 2000 with the Securities and Exchange Commission. The Statement contains more detailed information about each fund. Each is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statements:


          o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

          o    by calling (800) 243-4361.

     You may also obtain information about the funds from the Securities and Exchange Commission:

          o    through its internet site (http://www.sec.gov),


          o    by visiting its Public Reference Room in Washington, DC,

          o by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

          o by electronic request at publicinfo@sec.com (a fee may be charged).

          Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


     Shareholder Reports


     Each fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. Each fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from November 1 through October 31. You may request a free copy of a fund's Annual and Semiannual Reports:


          o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

          o    by calling (800) 243-4361.

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

Multi-Sector Fixed Income Fund SEC File Nos. 33-31243 and 811-5909
Multi-Sector Short Term Bond Fund SEC File Nos. 33-45758 and 811-6566
                      [Recycle logo] Printed on recycled paper using soybean ink


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--------------
  PRSRT STD
 U.S. Postage
     PAID
    Andrew
  Associates
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Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200

[Graphic: Logo; PHOENIX
                INVESTMENT PARTNERS]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or www.phoenixinvestments.com.




PXP 694 (2/00)

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND



                               101 Munson Street
                        Greenfield, Massachusetts 01301




                      Statement of Additional Information
                               February 28, 2000



     This Statement of Additional Information is not the Prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") dated February 28, 2000 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                               TABLE OF CONTENTS


                                                 PAGE
                                                -----
The Fund ......................................   2
Investment Objective and Policies .............   2
Investment Restrictions .......................   2
Investment Techniques .........................   3
Performance Information .......................  10
Portfolio Transactions and Brokerage ..........  11
Services of the Adviser .......................  12
Net Asset Value ...............................  13
How To Buy Shares .............................  13
Investor Account Services .....................  16
Tax Sheltered Retirement Plans ................  18
How To Redeem Shares ..........................  18
Dividends, Distributions and Taxes ............  19
The Distributor ...............................  22
Distribution Plans ............................  23
Management of the Fund ........................  24
Other Information .............................  30
Appendix ......................................  32


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device TTY: (800) 243-1926











PXP 694B (2/00)

                                   THE FUND


     Phoenix-Goodwin Multi-Sector Short Term Bond Fund is a diversified open-end, management investment company, consisting currently of one series, with three classes of shares. The Fund was organized as a business trust under Massachusetts law on February 20, 1992. On November 19, 1998, the Trustees voted to change the Fund's name to Phoenix-Goodwin Multi-Sector Short Term Bond Fund, which change became effective on August 27, 1999. On February 22, 1996, the Trustees voted to change the Fund's name to Phoenix Multi-Sector Short Term Bond Fund to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. There is no assurance that the Fund will achieve its investment objective.

                            INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions are fundamental policies that cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used herein means the vote of the lesser of
(i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Fund may not:

     (1) with respect to 75% of the total assets of the Fund (taken at market value at the time of purchase), invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer, in each case other than U.S. Government securities (as defined in the 1940 Act);

     (2) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding U.S. Government securities as defined in the 1940 Act);

     (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (other than real estate limited partnership interests));

     (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws.

     (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

     (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets);

     (7) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and
     (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees;

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

     (9) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information for transactions in options, futures, and options on futures.

Non-Fundamental Policies

     The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund may not:

     (A) invest for the purpose of exercising control or management;

     (B) purchase securities of other investment companies, except that the Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder, or by any State in which shares of the Fund are registered;

     (C) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities". Illiquid securities may include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, certain securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion are not deemed liquid;

     (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

     (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of the Adviser who each own beneficially more than 1/2 of 1% of its securities;

     (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Fund or of the Adviser; or

     (G) borrow any amount in excess of 10% of the Fund's total assets or make additional investments when the Fund's borrowings are in excess of 5% of the Fund's total assets.

     Notwithstanding the provisions of restriction (G), the Fund has no current intention of borrowing money from banks or other financial institutions, other than on a temporary basis for emergency or extraordinary purposes, provided, however, that the provisions of restriction (G) shall not be deemed to apply to reverse repurchase agreements and other investment techniques which may be deemed to constitute borrowings for purposes of the 1940 Act.

     Unless otherwise indicated, all percentage limitations listed above apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

                             INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objective.

Mortgage-Related Securities

     GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Adjustable Rate Mortgages--Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

     A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

     LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Stripped Mortgage-Related Securities

     The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

Borrowing and Reverse Repurchase Agreements

     The Fund may borrow for temporary administrative or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investment will not be made while unsecured bank borrowing is in excess of 5% of the Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

     The Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.

Lending Portfolio Securities

     The Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that (a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing liquid investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.

Hedging


     The Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. The Fund reserves the right, but has no current intention, to enter into futures contracts, and to write and purchase options, including foreign currency options and over-the-counter options.

     Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a pledged account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


     The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates, respectively. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

     The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and hedging activities would be expected to offset anticipated losses or a portion thereof. See "Dividends, Distributions and Taxes."

     The Fund will not enter into options or futures transactions for speculative purposes, but only as a hedge against changes in the values of securities in its portfolio, or sectors thereof, or in securities that it intends to acquire resulting from market conditions.

Options on Securities and Indexes

     The Fund may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid prices.

Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options

     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts

     The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options

     The Fund will not enter into a futures contract or futures options contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When entering into a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any Funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts

     Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


Zero Coupon Bonds

     The Fund will not invest more than 3% of its assets in zero coupon bonds. A zero coupon bond is a bond that does not pay interest currently for its entire life. For zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

     Zero coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds during the period before interest payments commence, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

Loan Participations

     The Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, quote its "yield" and/or its "total return" in advertisements, sales literature or reports to shareholders or prospective investors. Average annual return and yield are computed separately for Class A, Class B and Class C Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. Calculated pursuant to this formula, for the 30-day period ending October 31, 1999, the Class A Shares yield was 7.01%, the Class B Shares yield was 6.67% and the Class C shares yield was 6.94%.


     Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

             n
     P(1 + T)  = ERV

Where: P = hypothetical initial payment of $1,000
T        = average annual total return
n        = number of years
ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Performance quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, and Salomon Brothers Corporate Bond and Government Bond Indices.


     For the one year and five year periods ended October 31, 1999, and from inception, July 6, 1992 through October 31, 1999, the average annual total return of the Class A Shares was 3.19%, 6.98% and 6.00%, respectively. For the one year and five year periods ended October 31, 1999, and since inception, July 6, 1992 through October 31, 1999 for the Class B Shares, the average annual total return was 3.57%, 6.88% and 5.76%, respectively. For the one year period ended October 31, 1999 and since inception October 1, 1997 through October 31, 1999, the Class C Shares average annual total return was 5.07% and 2.05%, respectively.


     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 2.25% and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of; the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.


     The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

     The Fund paid no brokerage commissions for the fiscal years ended October 31, 1997, 1998, and 1999.


                            SERVICES OF THE ADVISER


     Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Fund. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.

     PXP is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. It manages over $64 billion in assets (as of December 31, 1999) through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Zweig/Glaser Advisers (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

     PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1999, PIC had approximately $25.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     The current Management Agreement was approved by the Board of Trustees on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.

     As compensation for its services the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.55% of the Fund's average daily net assets up to $1 billion; 0.50% of the Fund's average daily net assets from $1 billion to $2 billion; and 0.45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1997, 1998 and 1999 amounted to $159,118, $270,259 and
$283,982, respectively, a portion of which amounts were waived by the Adviser.


     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Massachusetts business trust.


     The Adviser has agreed to reimburse the Fund's operating expenses, other than Management Fees and Rule 12b-1 Fees, related to each Class of Shares for the amount, if any, by which such operating expenses for the fiscal year ended February 28, 2001, exceed 0.20% of the average net assets. The Total Fund Operating Expenses for Class A, Class B and Class C Shares were 1.48%, 1.98% and 1.73%, respectively, absent such waiver or reimbursement for the fiscal year ended October 31, 1999. The Adviser has not undertaken to extend the reimbursement beyond February 28, 2001.


                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Alternative Purchase Arrangements

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Dividends paid by the Fund, if any, with respect to each Class will be calculated in the same manner at the same time on the same day, except that the higher distribution and services fee relating to Class B and C shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share ("Class C Shares"), or with a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase ("Class A Shares"), or (ii) on a contingent deferred basis ("Class B Shares"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

Class A Shares

     Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges.

Class B Shares

     Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

     Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to .75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses.

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

Class C Shares

     Class C Shares are purchased without an initial sales charge and are not subject to any sales charge when shares are redeemed. All purchases, including reinvestments of dividend and capital gain distributions, and redemptions are made at the net asset value per share of the Fund. Class C Shares are subject to an ongoing distribution and services fee at an annual rate of 0.50% of the Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares do not convert to another Class of Shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within three years of purchase. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A shares.


Class A Shares--Reduced Initial Sales Charges


     Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below.


     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B Shares--Waiver of Sales Charges


     The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of the Funds or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Class C Shares are not subject to any sales charge when redeemed.


Automatic Conversion of Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                           INVESTOR ACCOUNT SERVICES


     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.


     Exchanges. Class A Shares of the Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to minimum initial investment requirements of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or succeeding business day), without sales charge.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

     Invest-By-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

     The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


Merrill Lynch Daily K Plan

     Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of five years from the initial date of purchase.


                             HOW TO REDEEM SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Fund's current Prospectus for further information.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

By Mail

     Shareholders may redeem shares by making written request, executed in full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Fund's current Prospectus for more information.


By Check

     You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.


Telephone Redemptions

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to continue to qualify as a regulated investment company ("RIC") under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on the investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, the Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, if the Fund does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which each regulated investment company does not meet the foregoing distribution requirements.

     The Code provides that any dividends declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by a shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.

     Based on the foregoing, the Fund's policy will be to distribute to its shareholders at least 90% of investment company taxable income and any net realized capital gains for each year, so that the Fund generally will pay no taxes on net investment income and net realized capital gains paid to shareholders. As described above, less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of certain investments held for less than three months. Accordingly, the Fund may be restricted with respect to certain activities, including the following activities, all of which may produce such gains: writing of options on securities which have been held less than three months; writing of options which expire in less than three months; effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions; and transactions involving futures and forward contracts.

     The Fund intends to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

     It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.

     The Fund's investment in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market generally apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held.

     Certain offsetting positions held by the Fund (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund losses realized by the Fund on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

     The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.

     The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable.

     It is expected that the Fund will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Fund distributable to shareholders. If the Fund were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

     Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a certified social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. federal tax liability.

     Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the amount of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. The portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. In addition, foreign shareholders may be subject to federal income tax rules that differ from those described above. Shareholders are advised to consult with their tax advisers or attorneys.

     The Fund is organized as a Massachusetts business trust. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.

                                THE DISTRIBUTOR


     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1997, 1998, and 1999, purchasers of shares of the Fund paid aggregate sales charges of $127,340, $95,205, and $62,529, respectively, of which the principal underwriter received net commissions of $19,763, $21,888, and $36,908, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 1999, the Distributor received net commissions of $3,113 for Class A Shares and deferred sales charges of $33,795 for Class B and C Shares.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below:

                                                 Sales Charge as
                                                 a percentage of
                                     ----------------------------------------
     Amount of Transaction at                                                    Dealer Discount Percentage
          Offering Price              Offering Price     Net Amount Invested         of Offering Price
----------------------------------   ----------------   ---------------------   ---------------------------
   Under $50,000                            2.25%                2.30%                      2.00%
   $50,000 but under $100,000               1.25                 1.27                       1.00
   $100,000 but under $500,000              1.00                 1.01                       1.00
   $500,000 but under $1,000,000            0.75                 0.76                       0.75
   $1,000,000 or more                      None                 None                       None

Dealer Concessions


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million;
(e) subject to certain exclusions, pay broker/dealers an amount equal to 0.50% of the amount of Class C Shares sold above $250,000 but under $3 million plus 0.25% on the amount in excess of $3 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith,
Incorporated: 0.25% on sales of Class A and B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amounts of assets on which Merrill Lynch is broker of record as of July 1, 1999." Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


Administrative Services

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

         First $200 million                                             .085%
         $200 million to $400 million                                   .05%
         $400 million to $600 million                                   .03%
         $600 million to $800 million                                   .02%
         $800 million to $1 billion                                     .015%
         Greater than $1 billion                                        .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended October 31, 1999, Equity Planning received $76,005.

                              DISTRIBUTION PLANS


     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund.

     Pursuant to the Plans, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B shares and up to 0.25% annually of the average daily net assets of the Fund's Class C shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund will pay 0.25% annually of the average daily net assets of the Fund's shares for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to Class C Shares, 0.25% of the average annual net asset value of each class, respectively.

     Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. If a reimbursement appears probable, it will be accounted for as a current expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which the Plans terminate.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     For the fiscal year ended October 31, 1999, the Fund paid 12b-1 fees in the amount of $213,117 ($74,420 under the Class A Plan; $88,111 under the Class B Plan and $50,586 under the Class C Plan), of which the Distributor of the Fund received $84,933, W.S. Griffith & Co., Inc., an affiliate, received $18,127 and unaffiliated broker-dealers received $110,057. The 12b-1 payments were used for (1) compensating dealers, $161,901, (2) compensating sales personnel, $243,863, (3) advertising, $214,682, (4) printing and mailing of prospectuses to other than current shareholders, $13,173, (5) service costs, $42,797 and (6) other, $71,746. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At October 31, 1999, the end of the last Plan year, Distributor had incurred unreimbursed expenses under the Class B Plan of $444,642 (equal to 0.97% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE FUND

     The Trustees are responsible for the overall supervision of the operations of the Fund and perform the duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                               Positions Held                         Principal Occupations
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------          -------------                         -----------------------
Robert Chesek (65)            Trustee           Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                          Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present).

E. Virgil Conway (70)         Trustee           Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                              Trustee/Director, Consolidated Edison Company of New York,
Bronxville, NY 10708                            Inc. (1970-present), Pace University (1978-present), Atlantic
                                                Mutual Insurance Company (1974-present), HRE Properties
                                                (1989-present), Greater New York Councils, Boy Scouts of
                                                America (1985-present), Union Pacific Corp. (1978-present),
                                                Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                Director) (1990-present), Centennial Insurance Company
                                                (1974-present), Josiah Macy, Jr., Foundation (1975-present), The
                                                Harlem Youth Development Foundation (1987-present;
                                                Chairman, 1998-present), Accuhealth (1994-present), Trism,
                                                Inc. (1994-present), Realty Foundation of New York
                                                (1972-present), Vice Chairman, The Academy of Political
                                                Science (1985-present) and New York Housing Partnership
                                                Development Corp. (Chairman) (1981-present). Director/Trustee,
                                                Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                Funds (1996-present). Director, Duff & Phelps Utilities Tax-Free
                                                Income Inc. and Duff & Phelps Utility and Corporate Bond Trust
                                                Inc. (1995-present). Chairman/Member, Audit Committee of the
                                                City of New York (1981-1996). Advisory Director, Blackrock
                                                Fannie Mae Mortgage Securities Fund (1989-1996) and Fund
                                                Directions (1993-1998). Member (1990-1995), Chairman
                                                (1992-1995), Financial Accounting Standards Advisory Council.

Harry Dalzell-Payne (70)      Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
The Flat, Elmore Court                          Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Elmore Gl05, 962 3NT                            Institutional Mutual Funds (1996-present). Director, Duff &
U.K.                                            Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Trustee,
                                                Phoenix-Seneca Funds (1999-present). Formerly a Major
                                                General of the British Army.

*Francis E. Jeffries (69)     Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
8477 Bay Colony Dr.                             Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
#902                                            Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 34108                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                (1984-present). Director (1989-1997), Chairman of the Board
                                                (1993-1997), President (1989-1993), and Chief Executive
                                                Officer (1989-1995), Phoenix Investment Partners, Ltd.

                                Positions Held                        Principal Occupations
Name, Address and Age           With the Fund                        During the Past 5 Years
---------------------           -------------                        -----------------------
Leroy Keith, Jr. (61)          Trustee           Chairman (1995-present) and Chief Executive Officer
Chairman                                         (1995-1999), Carson Products Company. Director/Trustee,
Carson Product Company                           Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen
64 Ross Road                                     Series Fund and Phoenix Duff & Phelps Institutional Mutual
Savannah, GA 30750                               Funds (1996-present). Director, Equifax Corp. (1991-present)
                                                 and Evergreen International Fund, Inc. (1989-present).
                                                 Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                 and Master Reserves Trust.

*Philip R. McLoughlin (53)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
56 Prospect Street             President         Chairman (1995-1997) and Chief Executive Officer
Hartford, CT 06115                               (1995-1997), Phoenix Investment Partners, Ltd. Director
                                                 (1994-present) and Executive Vice President, Investments
                                                 (1988-present), Phoenix Home Life Mutual Insurance
                                                 Company. Director/Trustee and President, Phoenix Funds
                                                 (1989-present). Trustee and President, Phoenix-Aberdeen
                                                 Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                 Funds (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Trustee,
                                                 Phoenix-Seneca Funds (1999-present). Director
                                                 (1983-present) and Chairman (1995-present), Phoenix
                                                 Investment Counsel, Inc. Director (1984-present) and
                                                 President (1990-present), Phoenix Equity Planning
                                                 Corporation. Chairman and Chief Executive Officer, Zweig/
                                                 Glaser Advisers LLC (1999-present). Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                 (1987-present), Phoenix Realty Investors, Inc.
                                                 (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                 Vice President, Phoenix Life and Annuity Company
                                                 (1996-present). Director and Executive Vice President, PHL
                                                 Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present).
                                                 Director and President, Phoenix Securities Group, Inc.
                                                 (1993-1995). Director (1992-present) and President
                                                 (1992-1994), W.S. Griffith & Co., Inc. Director, PHL
                                                 Associates, Inc. (1995-present).

Everett L. Morris (71)         Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff
Colts Neck, NJ 07722                             & Phelps Mutual Funds (1994-present). Trustee, Phoenix-
                                                 Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present).

                                       Positions Held                        Principal Occupations
Name, Address and Age                  With the Fund                        During the Past 5 Years
---------------------                  -------------                        -----------------------
*James M. Oates (53)                  Trustee           Chairman, IBEX Capital Markets, Inc., formerly IBEX Capital
Managing Director                                       Markets LLC (1997-present). Managing Director, Wydown
The Wydown Group                                        Group (1994-present). Director, Phoenix Investment Partners,
IBEX Capital Markets, Inc.                              Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-
60 State Street                                         present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Suite 950                                               Duff & Phelps Institutional Mutual Funds (1996-present).
Boston, MA 02109                                        Director, AIB Govett Funds (1991-present), Investors
                                                        Financial Service Corporation (1995-present), Investors Bank
                                                        & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                        (1995-present), Stifel Financial (1996-present), Command
                                                        Systems, Inc. (1998-present), Connecticut River Bancorp
                                                        (1998-present) and Endowment for Health (1999-present).
                                                        Member, Chief Executives Organization (1996-present). Vice
                                                        Chairman, Massachusetts Housing Partnership (1992-2000).
                                                        Director, Blue Cross and Blue Shield of New Hampshire
                                                        (1994-present).

*Calvin J. Pedersen (58)              Trustee           Director (1986-present), President (1993-2000) and
Phoenix Investment Partners, Ltd.                       Executive Vice President (1992-1993), Phoenix Investment
55 East Monroe Street                                   Partners, Ltd. Director/Trustee, Phoenix Funds
Suite 3600                                              (1995-present). Trustee, Phoenix-Aberdeen Series Fund and
Chicago, IL 60603                                       Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). President and Chief Executive Officer, Duff &
                                                        Phelps Utilities Tax-Free Income Inc. (1997-present), Duff &
                                                        Phelps Utilities Income Inc. (1994-present) and Duff &
                                                        Phelps Utility and Corporate Bond Trust Inc. (1995 present).

Herbert Roth, Jr. (71)                Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                            Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                      Edison Company (1978-present), Landauer, Inc. (medical
                                                        services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                        (diversified manufacturer) (1985-present). Member, Directors
                                                        Advisory Council, Phoenix Home Life Mutual Insurance
                                                        Company (1998-present). Director, Phoenix Home Life Mutual and Insurance Company (1972-1998).

Richard E. Segerson (54)              Trustee           Management Director, Northway Management Company
102 Valley Road                                         (1998-present). Director/Trustee, Phoenix Funds,
New Canaan, CT 06840                                    (1993-present). Trustee, Phoenix-Aberdeen Series Fund and
                                                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                        present). Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (68)           Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                     Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                        (1995-present), HPSC Inc. (1995-present), Compuware
                                                        (1996-present) and Burroughs Wellcome Fund
                                                        (1966-present). Visiting Professor, University of Virginia
                                                        (1997-present). Director, Duty Free International (1997).
                                                        Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                        of the State of Connecticut (1991-1995).

                            Positions Held                        Principal Occupations
Name, Address and Age       With the Fund                        During the Past 5 Years
---------------------       -------------                        -----------------------
Michael E. Haylon (42)     Executive         Director and Executive Vice President-Investments, Phoenix
                           Vice              Investment Partners, Ltd. (1995-present). Senior Vice
                           President         President, Securities Investments, Phoenix Home Life Mutual
                                             Insurance Company (1993-1995). Executive Vice President,
                                             Phoenix Funds (1995-present) Phoenix-Aberdeen Series Fund
                                             (1996-present). Executive Vice President (1997-present),
                                             Vice President (1996-1997), Phoenix Duff & Phelps
                                             Institutional Mutual Funds. Director (1994-present), President
                                             (1995-present) and Executive Vice President (1994-1995),
                                             Phoenix Investment Counsel, Inc. Director, Phoenix Equity
                                             Planning Corporation (1995-present).

John F. Sharry (47)        Executive         President, Retail Division (1999-present), Executive Vice
                           Vice              President, Retail Division (1997-1999), Phoenix Investment
                           President         Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                             Equity Planning Corporation (1995-present). Executive Vice
                                             President, Phoenix Funds and Phoenix-Aberdeen Series Funds
                                             (1998-present). Managing Director, Director and National
                                             Sales Manager, Putnam Mutual Funds (until 1995).

James D. Wehr (42)         Senior Vice       Senior Vice President, Fixed Income (1998-present),
                           President         Managing Director, Fixed Income, (1996-1998), Vice
                                             President (1991-1996), Phoenix Investment Counsel, Inc.
                                             Senior Vice President (1997-present), Vice President
                                             (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice
                                             President (1997-present), Vice President (1990-1997),
                                             Phoenix Series Fund; Senior Vice President (1997-present),
                                             Vice President (1991-1997), The Phoenix Edge Series Fund;
                                             Senior Vice President (1997-present), Vice President (1993-
                                             1997), Phoenix-Goodwin California Tax Exempt Bonds, Inc.;
                                             Senior Vice President (1997-present), Vice President
                                             (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                             Funds; and Senior Vice President, Phoenix-Goodwin Multi-
                                             Sector Short Term Bond Fund, Phoenix-Goodwin Multi-Sector
                                             Fixed Income Fund, Phoenix-Oakhurst Income & Growth
                                             Fund and Phoenix-Oakhurst Strategic Allocation Fund, Inc.
                                             (1997-present). Senior Vice President and Chief Investment
                                             Officer, Duff & Phelps Utilities Tax Free Income Inc.
                                             (1997-present). Managing Director, Public Fixed Income,
                                             Phoenix Home Life Insurance Company (1991-1995).

David L. Albrycht (38)     Vice              Managing Director, Fixed Income (1996-present), Vice
                           President         President (1995-1996), Phoenix Investment Counsel, Inc.
                                             Vice President, Phoenix Multi-Portfolio Fund (1993-present),
                                             Phoenix-Goodwin Multi-Sector Short Term Bond Fund
                                             (1993-present), Phoenix-Goodwin Multi-Sector Fixed Income
                                             Fund, Inc. (1994-present). Portfolio Manager, Phoenix Home
                                             Life Mutual Insurance Company (1989-1995).

                             Positions Held                          Principal Occupations
Name, Address and Age        With the Fund                          During the Past 5 Years
---------------------        -------------                          -----------------------
Robert A. Driessen (52)     Vice              Vice President, Compliance, Phoenix Investment Partners,
                            President         Ltd. (1999-present). Vice President, Phoenix Funds, Phoenix-
                                              Aberdeen Series Fund, Phoenix-Duff & Phelps Institutional
                                              Mutual Funds and Phoenix Seneca Funds (1999-present).
                                              Vice President, Risk Management Liaison, Bank of America
                                              (1996-1999). Vice President, Securities Compliance, The
                                              Prudential Insurance Company of America (1993-1996).
                                              Branch Chief/Financial Analyst, Securities and Exchange
                                              Commission, Division of Investment Management
                                              (1972-1993).

William R. Moyer (55)       Vice              Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.     President         (1999-present), Senior Vice President and Chief Financial
P.O. Box 2200                                 Officer (1995-1999), Phoenix Investment Partners, Ltd. Director
Enfield, CT 06083-2200                        (1998-present), Senior Vice President (1990-present), Chief
                                              Financial Officer (1996-present), Finance (until 1996) and
                                              Treasurer (1994-1996 and 1998-present), Phoenix Equity
                                              Planning Corporation. Director (1998-present), Senior Vice
                                              President (1990-present), Chief Financial Officer (1996-present),
                                              Finance (until 1996) and Treasurer (1994-present), Phoenix
                                              Investment Counsel, Inc. Vice President, Phoenix Funds
                                              (1990-present), Phoenix Duff & Phelps Institutional Mutual
                                              Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                              (1996-present). Senior Vice President and Chief Financial
                                              Officer, Phoenix Duff & Phelps Investment Management Co.
                                              (1996-present). Vice President, Investment Products Finance,
                                              Phoenix Home Life Mutual Insurance Company (1990-1995).
                                              Senior Vice President and Chief Financial Officer (1993-1995)
                                              and Treasurer (1994-1995), W.S. Griffith & Co., Inc. and
                                              Townsend Financial Advisors, Inc. Senior Vice President,
                                              Finance, Phoenix Securities Group, Inc. (1993-1995). Senior
                                              Vice President and Chief Financial Officer and W.S. Griffith &
                                              Co., Inc. (1992-1995) and Townsend Financial Advisers, Inc.
                                              (1993-1995).

Nancy G. Curtiss (47)       Treasurer         Treasurer (1996-present), Vice President, Fund Accounting
                                              (1994-1996), Phoenix Equity Planning Corporation. Treasurer,
                                              Phoenix Funds (1994-present), Phoenix-Aberdeen Series
                                              Fund (1996-present) and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1995-present). Second Vice President and
                                              Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions with
                                              Phoenix Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (52)       Secretary         Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                             Insurance Co. (1993-present). Vice President, Mutual Fund
Greenfield, MA 01301                          Customer Service (1996-present), Vice President, Transfer Agent
                                              Operations (1993-1996), Phoenix Equity Planning Corporation.
                                              Secretary/Clerk, Phoenix Funds (1993-present), Phoenix-
                                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present).


---------------
 *Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.


     For services rendered to the Fund for the fiscal year ended October 31, 1999, the Trustees received aggregate remuneration of $12,865. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.


     For the Fund's last fiscal year ending October 31, 1999, the Trustees received the following compensation:



                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                 $  1,160                                                       $64,000
E. Virgil Conway+             $  1,500                                                       $83,250
Harry Dalzell-Payne+          $  1,360                                                       $95,250
Francis E. Jeffries           $  1,100*                                                      $61,000
Leroy Keith, Jr.              $  1,160               None                  None              $64,000
Philip R. McLoughlin+         $      0             for any               for any             $     0
Everett L. Morris+            $  1,300*            Trustee               Trustee             $73,000
James M. Oates+               $  1,300                                                       $72,250
Calvin J. Pedersen            $      0                                                       $     0
Herbert Roth, Jr.+            $  1,435*                                                      $78,500
Richard E. Segerson           $  1,300*                                                      $72,000
Lowell P. Weicker, Jr.        $  1,250                                                       $68,500


-----------

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At December 31, 1999 the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $432,136.70, $179,151.26, $174,057.08 and $80,254.57,
respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On February 4, 2000, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


Principal Shareholders

     The following table sets forth information as of February 4, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.



               Name of Shareholder                    Class      Number of Shares     Percent of Class
-------------------------------------------------   ---------   ------------------   -----------------
MLPF&S for the sole benefit of its customers        Class B         253,542.0740            11.21%
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl.
 Jacksonville, FL 32246-6484
Trustees of Phoenix Savings and Investment Plan     Class A         314,570.1410             6.18%
 100 Bright Meadow Blvd.
 P.O. Box 1900
 Enfield, CT 06083-1900


                               OTHER INFORMATION

Capital Stock
     The Declaration of Trust, as amended, provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, having three classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. The Trustees will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Fund's Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the name "Phoenix-Goodwin Multi-Sector Short Term Bond Fund" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their personal property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.


Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, serves as the Fund's custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent. As compensation, Equity Planning receives a fee equivalent to $22.25 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

Reports to Shareholders

     The fiscal year of the Fund ends on October 31. The Fund will send financial statements to the shareholders at least semiannually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

Financial Statements

     The financial statements for the Fund's fiscal year ended October 31, 1999 appearing in the Fund's Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX


                      Description of Certain Bond Ratings

Moody's Investor's Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Standard & Poor's Corporation

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

Duff & Phelps Credit Rating Co.

     Duff & Phelps Credit Rating Co. ("D&P") is an unaffiliated Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

Rating Scale:

     D&P offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

                     Long-Term Ratings
------------------------------------------------------------
AAA                 Highest Quality
AA+, AA, AA-        High Quality
A+, A, A-           Good Quality
BBB+, BBB, BBB-     Satisfactory Quality (investment grade)
BB+, BB, BB-        Non-Investment Grade
B+, B, B-           Non-Investment Grade
CCC                 Speculative

                       Short-Term Ratings
---------------------------------------------------------------
Duff 1+
Duff 1 X            A-1/P-1
Duff 1-
Duff 2              A-2/P-2
Duff 3              A-3/P-3
Duff 4              Non-Investment Grade
Duff 5              Defaulted

Fitch Investor Services, Inc.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

     Credit Trend: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:
 Improving
 Stable
 Declining
 Uncertain

     Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch's short-term ratings are as follows:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        INVESTMENTS AT OCTOBER 31, 1999

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
AGENCY MORTGAGE-BACKED SECURITIES--1.5%
GNMA 6.50%, 6/15/28.....................      Aaa       $ 735   $   702,481
- ---------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $731,361)                                          702,481
- ---------------------------------------------------------------------------
MUNICIPAL BONDS--13.8%

CALIFORNIA--0.9%
San Diego County Pension Obligation
Revenue Taxable Series A 6.24%,
8/15/02.................................      Aaa         400       396,000
FLORIDA--1.1%
Tampa Solid Waste System Revenue Taxable
Series A 6.18%, 10/1/04.................      Aaa         500       486,875

ILLINOIS--1.9%
Chicago O'Hare International Airport
Revenue Taxable 6.47%, 1/1/00...........      Aaa         150       150,022

Chicago Tax Increment Taxable 6.25%,
6/1/02..................................      Aaa         750       743,438
                                                                -----------
                                                                    893,460
                                                                -----------

MASSACHUSETTS--0.8%
Massachusetts State Port Authority
Revenue Taxable Series C 6.05%,
7/1/02..................................       Aa         400       394,000

MISSISSIPPI--1.9%
Mississippi State Taxable Series T
7.50%, 11/1/00..........................       Aa         855       864,901
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

NEW JERSEY--1.6%
New Jersey State Taxable Series G
6.375%, 8/1/03..........................       Aa       $ 750   $   742,500

OKLAHOMA--2.0%
Oklahoma City Airport Trust Taxable 10%,
7/1/12..................................      Aaa         900       918,738

PENNSYLVANIA--1.5%
Delaware River Port Authority PA & NJ
Revenue Taxable Series A 5.91%,
1/1/02..................................      Aaa         700       689,500

TEXAS--2.1%
Texas Water Resources Finance Authority
Revenue Taxable 6%, 8/15/02.............      Aaa       1,000       983,750
- ---------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $6,489,522)                                      6,369,724
- ---------------------------------------------------------------------------
ASSET-BACKED SECURITIES--12.3%

Advanta Equipment Receivables 98-1, A4
5.98%, 12/15/06.........................      Aaa         500       491,953

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       Aa         375       371,824

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa         952       870,782

Continental Airlines, Inc. Series 97-2D
7.522%, 6/30/01.........................       Ba         215       213,634

                       See Notes to Financial Statements                       5

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
EQCC Home Equity Loan Trust 96-4, A4
6.47%, 8/15/10..........................      Aaa       $ 103   $   101,399

Fleetwood Credit Corp. Grantor Trust
96-A, B 6.95%, 10/17/11.................       A          155       155,366

Ford Credit Auto Owner Trust 96-B, CTFS
6.55%, 2/15/02..........................       A          250       250,234

Garanti Grantor Trust 97-A 144A 7.31%
4/15/02(b)..............................    BBB-(c)       416       390,852
Green Tree Home Improvement Loan Trust
99-E, A3 7.18%, 6/15/15.................     AAA(c)       750       748,238

MBNA Master Credit Card Trust 98-C, C
144A 6.35%, 11/15/05(b).................     BBB(c)       525       507,937

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A          250       250,038
Premier Auto Trust 97-2, B 6.53%,
12/6/03.................................       A          500       499,995
Triangle Funding Ltd. 98-2A, 3 144A
8.03%, 10/15/04(b)(d)...................     BBB(c)       800       795,000
- ---------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,763,915)                                      5,647,252
- ---------------------------------------------------------------------------
CORPORATE BONDS--22.2%

AUTO PARTS & EQUIPMENT--1.0%
Collins & Aikman Corp. 11.50%, 4/15/06..       B          500       475,000

AUTOMOBILES--1.1%
Titan Tire Corp. 7%, 2/11/00............       NR         500       496,250

BANKS (MONEY CENTER)--0.5%
First Union Institutional Capital I
8.04%, 12/1/26..........................       A          250       237,188

BROADCASTING (TELEVISION, RADIO & CABLE)--2.2%
Century Communications Corp. 9.75%,
2/15/02.................................       B        1,000     1,016,250
BUILDING MATERIALS--1.6%
Nortek, Inc. 9.875%, 3/1/04.............       B          750       736,875
COMMUNICATIONS EQUIPMENT--1.1%
Williams Communications Group, Inc.
10.875%, 10/1/09........................       B          500       513,750

ELECTRIC COMPANIES--1.1%
CalEnergy Co., Inc. 7.52%, 9/15/08......      Baa         500       499,375
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

ENTERTAINMENT--0.3%
SFX Entertainment, Inc. 9.125%,
12/1/08.................................       B        $ 140   $   129,500

FOODS--1.7%
SUPERVALU, Inc. 9.75%, 6/15/04..........       B          750       796,875

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.7%
Horseshoe Gaming LLC Series B 9.375%,
6/15/07.................................       B          500       497,500

International Game Technology 7.875%,
5/15/04.................................       Ba         300       288,000
                                                                -----------
                                                                    785,500
                                                                -----------

INSURANCE (MULTI-LINE)--1.1%
Willis Corroon Corp. 9%, 2/1/09.........       Ba         600       531,000

MANUFACTURING (SPECIALIZED)--0.7%
Fisher Scientific International, Inc.
9%, 2/1/08..............................       B          325       307,125

OIL & GAS (EXPLORATION & PRODUCTION)--0.7%
Benton Oil & Gas Co. 9.375%, 11/1/07....       B          500       314,375

PAPER & FOREST PRODUCTS--1.2%
S.D. Warren Co. Series B 12%,
12/15/04................................       B          500       550,000

PUBLISHING--1.0%
News America, Inc. 6.625%, 1/9/08.......      Baa         500       467,500

RETAIL (FOOD CHAINS)--2.2%
Safeway, Inc. 7%, 9/15/02...............      Baa       1,000       999,120

RETAIL (SPECIALTY)--1.2%
Musicland Group, Inc. 9%, 6/15/03.......       B          600       550,500

SERVICES (COMMERCIAL & CONSUMER)--0.7%
Anthony Crane Rentals LP Series B
10.375%, 8/1/08.........................       B          350       304,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.1%
Global Crossing Holdings Ltd. 9.625%,
5/15/08.................................       Ba         500       506,250
- ---------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $10,660,221)                                    10,216,933
- ---------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--24.7%

BTC Mortgage Investors Trust 97-S1, D
144A 6.95%, 12/31/09(b).................     BBB(c)       750       744,375

6                      See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
Bear Stearns Mortgage Securities, Inc.
95-1, 1B3 144A 6.441%, 5/25/10(b).......       NR       $ 533   $   493,268

Bear Stearns Mortgage Securities, Inc.
95-1, 2B3 144A 7.40%, 7/25/10(b)........       NR         421       403,759

CS First Boston Mortgage Securities
Corp. 97-SPCE C 144A 7.077%,
2/20/07(b)..............................       NR         750       723,984

CS First Boston Mortgage Securities
Corp. 98-C2, E 7.13%, 1/15/12...........      Baa         250       212,656
Countrywide Funding Corp. 99-3, AF5
7.73%, 9/25/27..........................      Aaa         600       603,194
Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)..............................     BBB(c)       400       379,750

G.E. Capital Mortgage Services, Inc.
94-26, B2 6.91%, 7/25/09(d).............      Baa         221       212,473

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................     AA(c)        289       280,192

IMPAC CMB Trust 98-2, M3 7.25%,
4/25/28.................................      A(c)        572       568,544

Merrill Lynch Mortgage Investors, Inc.
95-C3, A2 6.805%, 12/26/25(d)...........     AAA(c)     1,400     1,388,625

Norwest Asset Securities Corp. 99-10, B1
6.25%, 4/25/14..........................     AA(c)        513       473,547

PNC Mortgage Securities Corp. 97-6, A1
6.49%, 10/25/26.........................      Aaa         144       144,461

PNC Mortgage Securities Corp. 96-3, B2
8%, 12/25/26............................       A          972       968,845
Prudential Securities Secured Financing
Corp. 98-C1, A1A1 6.105%, 11/15/02......      Aaa         834       825,520

Residential Funding Mortgage Securities
I 93-S23, M3 6.50%, 6/25/08.............    BBB+(c)       620       597,301
Residential Funding Mortgage Securities
I 93-S29, M3 7%, 8/25/08................     AA+(c)       465       451,749
Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11..............     AAA(c)        84        82,217
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(c)      $ 101   $   100,171

Resolution Trust Corp. 94-C1, C 8%,
6/25/26.................................      A(c)        500       501,250

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24.......................     BBB(c)     1,000       993,125

Structured Asset Securites Corp. 95-C4,
E 144A 8.71%, 6/25/26(b)................     BB(c)        250       240,230
- ---------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $11,566,088)                                    11,389,236
- ---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--10.3%

ALGERIA--0.5%
Algeria Unaffected Loan, 6.75%,
3/4/00..................................       NR         250       246,875

ARGENTINA--1.9%
Republic of Argentina Series B 0%,
4/15/01.................................     BBB(c)     1,000       888,500

BULGARIA--0.7%
Republic of Bulgaria FLIRB Series A
Bearer 2.75%, 7/28/12(d)................       B          500       337,500

COLOMBIA--1.7%
Republic of Colombia 10.875%, 3/9/04....       Ba         750       755,625

COSTA RICA--1.4%
Republic of Costa Rica 144A 9.335%,
5/15/09(b)..............................       Ba         650       658,125

CROATIA--1.5%
Croatia Series B 6.456%, 7/31/06(d).....      Baa         519       445,918
Croatia Series A 6.456%, 7/31/10(d).....      Baa         300       243,000
                                                                -----------
                                                                    688,918
                                                                -----------

PANAMA--1.6%
Republic of Panama RegS 7.875%,
2/13/02.................................       Ba         750       727,500

POLAND--1.0%
Poland Bearer PDI 6%, 10/27/14(d).......      Baa         500       443,750
- ---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $4,713,901)                                      4,746,793
- ---------------------------------------------------------------------------

                       See Notes to Financial Statements                       7

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
FOREIGN CORPORATE BONDS--13.2%
CHILE--0.5%
Banco Santiago SA 7%, 7/18/07...........      Baa       $ 250   $   221,250

COLOMBIA--1.6%
Financiera Energetica Nacional SA EMTN
9%, 11/8/99.............................     BB+(c)       750       751,875

MEXICO--5.3%
Banco Nacional de Mexico SA US$
Remittance Master Trust 144A 7.57%,
12/31/00(b).............................    BBB+(c)       321       321,083
Empresas ICA Sociedad Series 2 Tranche A
RegS 144A 11.875%, 5/30/01(b)...........       B          250       240,000
Gruma SA de C.V. 7.625%, 10/15/07.......       Ba         250       221,250
Grupo Elektra SA de C.V. 12.75%,
5/15/01.................................      B(c)        500       482,500
Grupo Industrial Durango 12.625%,
8/1/03..................................       B          350       341,687
Nacional Financiera SNC RegS 22%,
5/20/02.................................       Ba       5,000       517,128
Vicap SA 10.25%, 5/15/02................       Ba         350       325,063
                                                                -----------
                                                                  2,448,711
                                                                -----------

POLAND--1.1%
TPSA Finance BV 144A 7.125%,
12/10/03(b).............................      Baa         500       490,000
SOUTH KOREA--2.6%
Korea Development Bank 7.125%, 4/22/04..      Baa         500       488,750
                                            MOODY'S      PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)      VALUE
                                          ------------  ------  -----------
SOUTH KOREA--CONTINUED
Korea Development Bank 7.375%, 9/17/04..      Baa       $ 750   $   731,250
                                                                -----------
                                                                  1,220,000
                                                                -----------

UNITED KINGDOM--1.1%
Bridas Corp. 12.50%, 11/15/99...........       B          500       502,500

VENEZUELA--1.0%
PDVSA Finance Ltd. Series 98-1 6.45%,
2/15/04.................................       A          500       451,305
- ---------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $6,220,763)                                      6,085,641
- ---------------------------------------------------------------------------

                                                        SHARES
                                                        ------
PREFERRED STOCKS--0.6%

TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
Global Crossing Holdings Ltd. PIK
10.50%..................................                2,500       263,750
- ---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $248,125)                                          263,750
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $46,393,896)                                   45,421,810(a)
Cash and receivables, less liabilities--1.4%                       630,714
                                                      --------------------
NET ASSETS--100.0%                                    $         46,052,524
                                                      ====================

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $259,195 and gross depreciation of $1,231,281 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $46,393,896.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $6,388,363 or 13.9% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

8                      See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $46,393,896)                               $   45,421,810
Receivables
  Investment securities sold                                         369,449
  Interest and dividends                                             830,793
  Fund shares sold                                                    89,836
  Receivable from adviser                                             67,122
Prepaid expenses                                                       1,011
                                                              --------------
    Total assets                                                  46,780,021
                                                              --------------
LIABILITIES
Payables
  Custodian                                                           74,206
  Investment securities purchased                                    352,980
  Fund shares repurchased                                             67,121
  Income distribution payable                                         53,676
  Distribution fee                                                    16,285
  Transfer agent fee                                                  13,911
  Financial agent fee                                                  8,699
  Trustees' fee                                                        5,641
Accrued expenses                                                     134,978
                                                              --------------
    Total liabilities                                                727,497
                                                              --------------
NET ASSETS                                                    $   46,052,524
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   50,646,566
Undistributed net investment loss                                     (4,395)
Accumulated net realized loss                                     (3,616,548)
Net unrealized depreciation                                         (973,099)
                                                              --------------
NET ASSETS                                                    $   46,052,524
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $26,071,039)                 5,710,746
Net asset value per share                                              $4.57
Offering price per share $4.57/(1-2.25%)                               $4.68
CLASS B
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $10,956,673)                 2,405,345
Net asset value and offering price per share                           $4.56
CLASS C
Shares of beneficial interest outstanding, $0.01 par value,
  unlimited authorization (Net Assets $9,024,812)                  1,977,548
Net asset value and offering price per share                           $4.56

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME
Interest                                                      $    4,228,359
Dividends                                                             13,050
                                                              --------------
    Total investment income                                        4,241,409
                                                              --------------
EXPENSES
Investment advisory fee                                              283,982
Distribution fee, Class A                                             74,420
Distribution fee, Class B                                             88,111
Distribution fee, Class C                                             50,586
Financial agent fee                                                   76,005
Transfer agent                                                        85,732
Registration                                                          39,466
Professional                                                          36,089
Custodian                                                             24,454
Printing                                                              24,425
Trustees                                                              17,008
Miscellaneous                                                         47,003
                                                              --------------
    Total expenses                                                   847,281
    Less expenses borne by investment adviser                       (245,212)
    Custodian fees paid indirectly                                    (1,361)
                                                              --------------
    Net expenses                                                     600,708
                                                              --------------
NET INVESTMENT INCOME                                              3,640,701
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,221,900)
Net realized loss on foreign currency transactions                   (33,555)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  (1,013)
Net change in unrealized appreciation (depreciation) on
  investments                                                        405,264
                                                              --------------
NET LOSS ON INVESTMENTS                                             (851,204)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $    2,789,497
                                                              ==============

                       See Notes to Financial Statements                       9

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                           10/31/99     10/31/98
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $ 3,640,701  $ 3,323,904
  Net realized gain (loss)                 (1,255,455)  (2,207,274)
  Net change in unrealized appreciation
    (depreciation)                            404,251   (1,377,771)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,789,497     (261,141)
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A           (2,209,345)  (2,076,744)
  Net investment income, Class B             (807,843)    (750,987)
  Net investment income, Class C             (720,412)    (439,980)
  In excess of net investment income,
    Class A                                    (9,014)          --
  In excess of net investment income,
    Class B                                    (3,296)          --
  In excess of net investment income,
    Class C                                    (2,939)          --
  Net realized gains, Class A                      --     (623,397)
  Net realized gains, Class B                      --     (231,491)
  Net realized gains, Class C                      --      (40,577)
                                          -----------  -----------
  DECREASE IN NET ASSETS RESULTING FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (3,752,849)  (4,163,176)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,582,772 and 6,014,412 shares,
    respectively)                          16,755,923   29,551,389
  Net asset value of shares issued from
    reinvestment of distributions
    (377,128 and 481,339 shares,
    respectively)                           1,757,357    2,357,562
  Cost of shares repurchased (5,376,778
    and 5,014,505 shares, respectively)   (25,115,199) (24,593,058)
                                          -----------  -----------
Total                                      (6,601,919)   7,315,893
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (757,791
    and 1,098,057 shares, respectively)     3,535,661    5,370,293
  Net asset value of shares issued from
    reinvestment of distributions
    (126,951 and 150,247 shares,
    respectively)                             589,906      735,674
  Cost of shares repurchased (1,109,023
    and 656,994 shares, respectively)      (5,162,766)  (3,148,967)
                                          -----------  -----------
Total                                      (1,037,199)   2,957,000
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares
    (1,484,770 and 3,178,002 shares,
    respectively)                           6,906,958   15,654,043
  Net asset value of shares issued from
    reinvestment of distributions
    (124,900 and 90,036 shares,
    respectively)                             581,636      436,654
  Cost of shares repurchased (1,922,094
    and 1,091,595 shares, respectively)    (8,935,139)  (5,287,237)
                                          -----------  -----------
Total                                      (1,446,545)  10,803,460
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (9,085,663)  21,076,353
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS   (10,049,015)  16,652,036
NET ASSETS
  Beginning of period                      56,101,539   39,449,503
                                          -----------  -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($4,395) AND $96,898, RESPECTIVELY]   $46,052,524  $56,101,539
                                          ===========  ===========

10                     See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS A
                                              ---------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31
                                              ---------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
Net asset value, beginning of period          $    4.66      $    5.06      $    4.91      $    4.74      $    4.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     0.33(2)        0.34(2)        0.34(2)        0.33(2)        0.33(2)
  Net realized and unrealized gain
    (loss)                                        (0.08)         (0.29)          0.14           0.17           0.13
                                              ---------      ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS             0.25           0.05           0.48           0.50           0.46
                                              ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            (0.34)         (0.34)         (0.33)         (0.33)         (0.33)
  Dividends from net realized gains                  --          (0.11)            --             --             --
  In excess of net investment income               0.00(4)          --             --             --             --
                                              ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                         (0.34)         (0.45)         (0.33)         (0.33)         (0.33)
                                              ---------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE                         (0.09)         (0.40)          0.15           0.17           0.13
                                              ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                $    4.57      $    4.66      $    5.06      $    4.91      $    4.74
                                              =========      =========      =========      =========      =========
Total return(1)                                    5.57%          0.85%         10.08%         10.91%         10.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $26,071        $33,212        $28,557        $13,702         $9,303

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.00%(3)       1.00%          1.00%          1.00%          1.00%
  Net investment income                            7.21%          6.90%          6.54%          6.88%          7.07%
Portfolio turnover                                  122%           126%           246%           232%           344%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4)  Amount is less than $0.01.

                       See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS B
                                           ---------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31
                                           ---------------------------------------------------------------------
                                             1999           1998           1997           1996           1995
Net asset value, beginning of period       $    4.65      $    5.06      $    4.91      $    4.74      $    4.61
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.31(2)        0.31(2)        0.31(2)        0.31(2)        0.30(2)
  Net realized and unrealized gain
    (loss)                                     (0.08)         (0.29)          0.15           0.17           0.13
                                           ---------      ---------      ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS          0.23           0.02           0.46           0.48           0.43
                                           ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.32)         (0.32)         (0.31)         (0.31)         (0.30)
  Dividends from net realized gains               --          (0.11)            --             --             --
  In excess of net investment income            0.00(7)          --             --             --             --
                                           ---------      ---------      ---------      ---------      ---------
      TOTAL DISTRIBUTIONS                      (0.32)         (0.43)         (0.31)         (0.31)         (0.30)
                                           ---------      ---------      ---------      ---------      ---------
CHANGE IN NET ASSET VALUE                      (0.09)         (0.41)          0.15           0.17           0.13
                                           ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD             $    4.56      $    4.65      $    5.06      $    4.91      $    4.74
                                           =========      =========      =========      =========      =========
Total return(1)                                 5.04%          0.12%          9.51%         10.36%          9.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $10,957        $12,225        $10,318         $5,943         $4,659
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.50%(6)       1.50%          1.50%          1.50%          1.50%
  Net investment income                         6.70%          6.44%          6.05%          6.38%          6.59%
Portfolio turnover                               122%           126%           246%           232%           344%

                                                              CLASS C
                                              ----------------------------------------
                                                                               FROM
                                               YEAR ENDED OCTOBER 31        INCEPTION
                                              ------------------------      10/1/97 TO
                                                1999           1998          10/31/97
Net asset value, beginning of period          $    4.66      $    5.06       $   5.15
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     0.33(3)        0.34(3)        0.03(3)
  Net realized and unrealized gain
    (loss)                                        (0.10)         (0.30)         (0.09)
                                              ---------      ---------       --------
      TOTAL FROM INVESTMENT OPERATIONS             0.23           0.04          (0.06)
                                              ---------      ---------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income            (0.33)         (0.33)         (0.03)
  Dividends from net realized gains                  --          (0.11)            --
  In excess of net investment income               0.00(7)          --             --
                                              ---------      ---------       --------
      TOTAL DISTRIBUTIONS                         (0.33)         (0.44)         (0.03)
                                              ---------      ---------       --------
CHANGE IN NET ASSET VALUE                         (0.10)         (0.40)         (0.09)
                                              ---------      ---------       --------
NET ASSET VALUE, END OF PERIOD                $    4.56      $    4.66       $   5.06
                                              =========      =========       ========
Total return(1)                                    5.07%          0.59%         (1.30)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $9,025        $10,665           $575
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.25%(6)       1.25%          1.25 %(4)
  Net investment income                            6.95%          6.70%          5.51 %(4)
Portfolio turnover                                  122%           126%           246 %(5)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03, $0.04, $0.06 and $0.08, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02, $0.03 and $0.04, respectively.
(4)  Annualized
(5)  Not annualized
(6) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(7)  Amount is less than $0.01.

12
                       See Notes to Financial Statements

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00%, 1.50% and 1.25% of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 1999, the Adviser has reimbursed the Fund $245,212 for such expenses.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $3,113 for Class A shares and deferred sales charges of $33,795 for Class B shares for the year ended October 31, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 0.75% for Class B shares and 0.50% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1999, $84,933 was retained by the Distributor, $110,057 was paid to unaffiliated participants, and $18,127 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended October 31, 1999, transfer agent fees were $85,732 of which PEPCO retained $6,504 which is net of the fees paid to State Street.

  At October 31, 1999, PHL and affiliates held 33,059 Class A shares with a value of $151,080.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended October 31, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $51,127,928 and $57,240,898, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $10,400,545 and $11,439,480, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The Fund has capital loss carryover of $3,616,548 comprised of $2,039,934 and $1,576,614 expiring in 2006 and 2007, respectively, which may be used to offset future capital gains.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1999, the Fund increased undistributed net investment income by $10,855, and increased accumulated net realized loss by $10,855.

  This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Goodwin Multi-Sector Short Term Bond Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Goodwin Multi-Sector Short Term Bond Fund (formerly known as Phoenix Multi-Sector Short Term Bond Fund) (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 16, 1999

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                           PART C--OTHER INFORMATION

Item 23. Exhibits


  a.1.    Declaration of Trust as amended of the Registrant, filed via EDGAR as Exhibit 1 with Post-Effective
          Amendment No. 6 on February 25, 1997, and incorporated herein by reference.

  a.2.    Amendment to Declaration of Trust changing name of Trust, filed via EDGAR as Exhibit 1.1 with Post-
          Effective Amendment No. 6 on February 25, 1997, and incorporated herein by reference.

  a.3.    Amendment to Declaration of Trust changing name of Trust, filed via EDGAR as Exhibit 1.2 with Post-
          effective Amendment No. 5 on February 28, 1996, and incorporated herein by reference.

  a.4.    Amendment to Declaration of Trust establishing Class C Shares, filed via EDGAR as Exhibit 1.3 with
          Post-Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  a.5.*   Amendment to Declaration of Trust changing name of Trust, filed via EDGAR herewith.

  b.      By-laws of the Registrant, filed via EDGAR as Exhibit 2 with Post-Effective Amendment No. 6 on
          February 25, 1997, and incorporated herein by reference.

  c.      Reference is made to Article V of the Registrant's Declaration of Trust, as amended, and filed with the
          Registration Statement referred to in Exhibit a.1

  d.1.    Management Agreement between Registrant and National Securities & Research Corporation dated May
          14, 1993, assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR as
          Exhibit 5 with Post-Effective Amendment No. 6 on February 25, 1997 and incorporated herein by reference.

  d.2.    Amendment to Management Agreement dated January 1, 1994, filed via EDGAR as Exhibit 5.1 with
          Post-Effective Amendment No. 6 on February 25, 1997, and incorporated herein by reference.

  e.1.    Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning")
          dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 9 on
          February 25, 1998 and incorporated herein by reference.

  e.2.    Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as
          Exhibit 6.2 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  e.3.    Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with
          Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  e.4.    Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  f.      None.

  g.1.    Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  h.1.    Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 6 on February
          25, 1997, and incorporated by reference.

  h.2.    Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
          Trust Company, filed via EDGAR as Exhibit 9.2 with Post Effective Amendment No. 9 on February 25,
          1998 and incorporated herein by reference.

  h.3.    Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
          Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.3 with Post Effective Amendment
          No. 9 on February 25, 1998 and incorporated herein by reference.

  h.4.    First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and
          Phoenix Equity Planning Corporation effective as of February 27, 1998, filed via EDGAR with Post-
          Effective Amendment No. 11 on March 1, 1999 and incorporated herein by reference.

  h.5.    Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and
          Phoenix Equity Planning Corporation dated July 31, 1998, filed via EDGAR with Post-Effective
          Amendment No. 11 on March 1, 1999 and incorporated herein by reference.

  i.      Opinion as to legality of the shares, filed via EDGAR as Exhibit 10 with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated herein by reference.

  j.*     Consent of Independent Accountants.

  k.      Not applicable.

  l.      None.

  m.1.    Amended and Restated Distribution Plan for Class A Shares, filed via EDGAR as Exhibit 15.1 with Post-
          Effective Amendment No. 9 on February 25, 1998, and incorporated herein by reference.

  m.2.*   Amended and Restated Distribution Plan for Class B Shares, filed via EDGAR herewith.

  m.3.    Amended and Restated Distribution Plan for Class C Shares, filed via EDGAR as Exhibit 15.3 with Post-
          Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  n.      Financial Data Schedules.

  o.1.    Amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 1, 1997, filed via
          EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

  o.2.    First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 effective August 26, 1998, filed via EDGAR with Post-Effective Amendment No. 11 on March 1, 1999 and incorporated herein by reference.

  p.1.    Powers of attorney, filed via EDGAR with Post-Effective Amendment No. 10 on December 30, 1998 and
          incorporated herein by reference.


     *Filed herewith.

Item 24. Persons Controlled by or Under Common Control With the Fund

     No person is controlled by, or under common control with, the Fund.

Item 25. Indemnification

     Registrant's indemnification provision is set forth in Pre-Effective Amendment No. 3 filed with the Securities and Exchange Commission on July 6, 1992, and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc. the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 27. Principal Underwriter


     (a) Equity Planning also serves as the principal underwriter for the following other registrants: Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Oakhurst Income & Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Series Fund, Phoenix-Oakhurst Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and Executive Officers of Phoenix Equity Planning Corporation are as follows:

Name and                              Position and Offices               Position and Offices
Principal Address                       with Distributor                   with Registrant
-------------------------   ---------------------------------------   -------------------------
Michael E. Haylon           Director                                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President                    Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice President and       Vice President
100 Bright Meadow Blvd.     Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry              President,                                Executive Vice President
100 Bright Meadow Blvd.     Retail Division
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne            Vice President,                           Secretary
101 Munson Street           Mutual Fund
Greenfield, MA 01301        Customer Service

Nancy G. Curtiss            Vice President and Treasurer,             Treasurer
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel and Secretary     None
55 East Monroe St.
Chicago, IL 60603

Jacqueline M. Porter        Assistant Vice President,                 Assistant Treasurer
56 Prospect Street          Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900; at the Registrant's investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115; at the offices of the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301 and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1900.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 1st day of March, 2000.



                                      PHOENIX MULTI-SECTOR SHORT TERM BOND FUND




ATTEST: /s/ Pamela S. Sinofsky           By: /s/ Philip R. McLoughlin

      -------------------------------       -----------------------------------

        Pamela S. Sinofsky                   Philip R. McLoughlin


        Assistant Secretary                   President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on the 1st day of March, 2000.


           Signature                             Title
-------------------------------   -----------------------------------
                                  Trustee
----------------------------
         Robert Chesek*
                                  Trustee
----------------------------
       E. Virgil Conway*

        /s/ Nancy G. Curtiss      Treasurer (Principal Financial and
----------------------------      Accounting Officer)
        Nancy G. Curtiss

                                  Trustee
----------------------------
        Harry Dalzell-Payne*

                                  Trustee
----------------------------
      Francis E. Jeffries*

                                  Trustee
----------------------------
       Leroy Keith, Jr.*

     /s/ Philip R. McLoughlin     President and Trustee (Principal
----------------------------      Executive Officer)
        Philip R. McLoughlin

                                  Trustee
----------------------------
       Everett L. Morris*

                                  Trustee
----------------------------
        James M. Oates*

                                  Trustee
----------------------------
      Calvin J. Pedersen*

                                  Trustee
----------------------------
       Herbert Roth, Jr.*

                                  Trustee
----------------------------
        Richard E. Segerson*

                                  Trustee
----------------------------
      Lowell P. Weicker, Jr.*

By: /s/ Philip R. McLoughlin
  -------------------------
  Philip R. McLoughlin

     *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney filed previously.

                                      S-1